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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-39109 and 333-58207) of 3Dfx Interactive, Inc. of our report dated January 22, 1999 appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
February 5, 1999